UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    January 10, 2006

AMERIGAS PARTNERS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13692	23-2787918
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

460 N. Gulph Road

King of Prussia, Pennsylvania 19406

(Address of Principal Executive Offices) (Zip code)

(610) 337-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

The audited consolidated balance sheet of AmeriGas Propane, Inc., the general partner of the Registrant, and the related note thereto, is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Audited Consolidated Balance Sheet of AmeriGas Propane, Inc. and its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGAS PARTNERS, L.P.
By: AmeriGas Propane, Inc., its General Partner

/S/ MARGARET M. CALABRESE
Margaret M. Calabrese Assistant Secretary

January 10, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited consolidated Balance Sheet of AmeriGas Propane, Inc. and its subsidiaries